                                                                 EXHIBIT 23.1(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of U.S. Office Products Company, of our reports as of the dates, and related financial statements of the companies listed below which appear in the Prospectus included in the Registrartion Statement on Form S-4 (333-1928) filed on March 5, 1996:

COMPANY                                                                                DATE
- ------------------------------------------------------------------------  ------------------------------
Copenhaver Holdings, Inc................................................  August 31, 1995
Carithers-Wallace-Courtenay, Inc........................................  November 22, 1995
National Office Supply, Inc.............................................  December 11, 1995 except as to
                                                                          Note 12, which is as of
                                                                          January 10, 1996
Emmons-Napp Office Products, Inc........................................  December 11, 1995
Price Modern, Inc.......................................................  December 11, 1995
Pence/Dickens & Heeter, Inc.............................................  December 11, 1995
Office Connection, Inc..................................................  December 29, 1995

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of U.S. Office Products Company, of our reports as of the dates and related financial statements of the companies listed below which appear in the Current Report on Form 8-K dated March 7, 1996 of U.S. Office Products Company.

COMPANY                                                                                DATE
- ------------------------------------------------------------------------  ------------------------------
Raleigh Office Supply Company...........................................  March 8, 1996
Kentwood Office Furniture, Inc. and Kentwood Marketing, Inc.............  March 8, 1996

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of U.S. Office Products Company of our report dated May 31, 1996 except as to Note 15, which is as of July 10, 1996 appearing on page 19 of U.S. Office Products Company's annual report on form 10-K

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of U.S. Office Products Company, of our reports as of the dates and related financial statements of the companies listed below which appear in the Current Report on Form 8-K dated July 16, 1996 of U.S. Office Products Company

COMPANY                                                                                DATE
- ------------------------------------------------------------------------  ------------------------------
Mile High Office Supply, Inc............................................  June 27, 1996
Davids Office Supply and Furniture Co., Inc.............................  July 10, 1996
Carolina Office Equipment Company.......................................  July 10, 1996
WBT Holdings, Inc. DBA Office Furniture Distributors....................  July 1, 1996
Mark's Office Furniture.................................................  June 25, 1996
McWhorter Stationery Company, Inc.......................................  July 12, 1996

    We also consent to the references to us under the headings "Experts" and "Selected Financial Data" in such Registration Statement. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Financial Data."

                                          /s/ PRICE WATERHOUSE LLP
Minneapolis, Minnesota
August 15, 1996